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                                                                  EXHIBIT 10.19


                                  COMMON STOCK
                         REGISTRATION RIGHTS AGREEMENT

                             as of August 15, 1996

                  The parties to this Common Stock Registration Rights Agreement ("Agreement") are Education Management Corporation, a Pennsylvania corporation (the "Company"); Marine Midland Bank, not in its corporate capacity, but solely as trustee (the "ESOP Trustee") of the Education Management Corporation Employee Stock Ownership Trust; The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"); National Union Fire Insurance Company of Pittsburgh, PA ("National Union"); ML Employees LBO Partnership No. I, L.P., ML IBK Positions, Inc., Merrill Lynch KECALP L.P. 1986, ML Offshore LBO Partnership No. IV, Merrill Lynch Capital Corporation and Merrill Lynch Capital Appreciation Partnership IV, L.P. (collectively, the "ML Holders"); Robert B. Knutson, as trustee ("Knutson"); and those other persons who are signatories to this Agreement.

                  This Agreement shall become effective when duly executed and delivered by the Company, the ESOP Trustee, Northwestern Mutual, National Union, the ML Holders and Robert B. Knutson and subject to and automatically upon the occurrence of the date (the "Effective Date") on which the Company first becomes subject to the periodic reporting requirements of Section 13 of the Exchange Act by virtue of its registration under Section 12 of the Exchange Act of Common Stock.

                  The parties to this Agreement, intending to be legally bound hereby, agree as follows:

         I. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "affiliate" has the meaning ascribed to that term in Rule 1-02 of Regulation S-X promulgated under the Securities Act.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                  "Demand" has the meaning ascribed to that term in Section
3.1.

                  "Effective Date" has the meaning ascribed to that term in the recitals to this Agreement.


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                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Incidental Registration" has the meaning ascribed to that term in Section 3.2.

                  "Initiating Holder" means any of (i) the ESOP Trustee, (ii) Northwestern Mutual, (iii) National Union, (iv) any of the ML Holders, and (v) Knutson.

                  "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments, and supplements to such prospectus, including post-effective amendments, and all information incorporated by reference in such prospectus.

                  "Registrable Securities" means any shares of Common Stock (i) owned as of the Effective Date by a party to this Agreement (other than any shares that are sold by any parties hereto in the initial public offering by the Company), (ii) underlying the option held on the Effective Date by one such party identified as an "Option Holder" in the signature page to this Agreement, or (iii) acquired after the Effective Date by a party to this Agreement by virtue of any stock split or combination, stock dividend or similar event in respect of any of the shares referred to in clause (i) or clause (ii) of this definition; provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof pursuant to an effective Registration Statement or pursuant to Rule 144 (or successor rule) under the Securities Act or upon, in the case of any holder thereof, shares of Common Stock that have become saleable pursuant to Rule 144 without volume or other restrictions; and provided further that shares of Common Stock that are Registrable Securities shall continue to be Registrable Securities upon their transfer in a private transaction exempt from the registration requirements of the Securities Act to a person who is already a party to this Agreement (or an affiliate of any party to this Agreement) or who becomes a party to this Agreement by agreeing in writing to be bound by the terms of this Agreement, such agreement to be in form and substance reasonably satisfactory to the Company.

                  "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), the fees and expenses of any "qualified independent underwriter" (and its counsel), if any, that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, any Prospectus, and amendments or



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supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, and fees and disbursements of counsel for the Company and its independent certified public accountants, any fees and expenses of underwriters customarily paid by issuers (but specifically excluding any Selling Expenses), the fees and expenses of other persons retained by the Company, and the reasonable fees and disbursements of one counsel to the holders of the Registrable Securities that are being sold, which counsel shall be reasonably satisfactory to the Company.

                  "Registration Statement" means any registration statement of the Company filed under the Securities Act, including the Prospectus forming a part thereof, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such Registration Statement.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Selling Expenses" means, with respect to any holder of Registrable Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder (other than any counsel fees expressly constituting a Registration Expense as defined in this Agreement).

                  "Selling Holders" has the meaning ascribed to that term in
Section 3.1.

                  "underwritten offering" means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a "firm commitment", "best efforts" or other basis, for reoffering to the public.

         2. Securities Subject to this Agreement. The only securities entitled to the benefits of this Agreement are the Registrable Securities.

         3.       Registration of Registrable Securities.

                  3.1      Demand Registration.

                           (a) Demand. At any time after the first anniversary
of the Effective Date and subject to the other provisions of this Agreement, any Initiating Holder or Holders shall have the right, exercisable by making a written request to the Company (with each such request being referred to hereinafter as a "Demand"), to require that the Company effect the registration in accordance with the provisions of the Securities Act of the offering and sale of any of the Registrable Securities held by such Initiating Holder or Holders, but in no event fewer than 500,000 shares per Initiating Holder (with such number to be adjusted, as appropriate, by the



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Company to reflect any stock splits, reverse stock splits, stock combinations or the like occurring after the Effective Date). Upon receipt of one or more Demands, the Company shall promptly give written notice of the Demand to all other holders of Registrable Securities, and the Company shall use all reasonable efforts to effect, at the earliest practicable date, the registration under the Securities Act on Form S-3 (or a successor form thereto), including by means of a shelf registration on Form S-3 (or a successor form thereto) pursuant to Rule 415 under the Securities Act if so requested in such Demand (in any case only if Form S-3 (or such successor form) is then available to the Company and only if the Company is then eligible to use such a shelf registration), of (i) the offering and sale of the Registrable Securities that the Company has been so required to register by such Initiating Holder or Holders, and (ii) the offering and sale of all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders being hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the giving of such written notice by the Company.

                           (b) Effective Registration Statement. A registration
requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement, unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders); provided, that with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days, and that with respect to any other such registration statement, such period need not exceed 135 days, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

                           (c) Selection of Underwriters. The underwriter or
underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Selling Holders of more than 50% of the Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company.

                           (d) Priority in Requested Registration. If the
managing underwriter of any underwritten offering of Registrable Securities shall advise the Company in writing (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66_% of the Registrable Securities requested to be included in such registration, the Company, except as provided in the following sentence, shall include in such registration, to the extent of the number which the Company is so advised can be sold in



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such offering, Registrable Securities requested to be included in such registration allocated first to the Registrable Securities requested to be included in such registration by the Initiating Holder or the Initiating Holders exercising one or more Demands, and then, to the extent of the remainder of the number which the Company is so advised can be sold in the offering, pro rata among the other Selling Holders requesting such registration on the basis of the estimated gross proceeds from the sale thereof. If the total number of Registrable Securities requested by a Selling Holder to be included in such registration cannot be included as provided in the preceding sentence, a Selling Holder shall have the right to withdraw such Selling Holder's request for registration by giving written notice to the Company within 10 days after receipt of such notice by the Company and, in the event of such withdrawal, such request shall not be counted for purposes of the number of Demands an Initiating Holder is entitled pursuant to Section 3.1(e).

                           (e) Limitations on Demand Registrations. No
Initiating Holder may exercise more than two Demands during the term of this Agreement; provided, however, that for purposes of this sentence only the ML Holders shall be considered as a single group and accordingly the ML Holders may not exercise more than two Demands in the aggregate regardless of which ML Holder exercises a Demand. Following a registration pursuant to this Section 3.1, the Company shall not be required to effect another registration pursuant to this Section 3.1 for the six-month period immediately subsequent to the effectiveness (within the meaning of Section 3.1(b)) of the Registration Statement filed with respect to such first registration. In addition, the Company may delay the filing of any Registration Statement pursuant to this
Section 3.1 for a reasonable period of time if, in the good faith judgment of the Board of Directors of the Company, the Company would be required to include in such registration statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences; provided, however, that the duration of any such delay shall not exceed 90 days from the date the Company's Board of Directors actually becomes aware of such material development or transaction; and, provided, further, that the Company shall make such filing no later than the earlier of (i) the date on which the conditions that permitted it to delay such filing no longer pertain and (ii) the end of such 90-day period. In the event of any such delay, any Selling Holder shall have the right to withdraw his or its request for registration, and any such withdrawn request that would otherwise have been considered a Demand shall not be considered for purposes of the determining the maximum number of Demands provided for in the first sentence of this Section 3.1(e).



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                       3.2      Incidental Registration.

                           (a) Right to Include Registrable Securities. If the
Company at any time proposes to register the offering and sale of shares of Common Stock under the Securities Act by registration on any form other than forms S-4 or S-8 (or any successors thereto) whether or not for sale for its own account, it shall each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended methods of such disposition), the Company shall use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten public offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this
Section 3.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section 3.1. If a registration pursuant to this
Section 3.2(a) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section
3.2 shall relieve the Company of its obligations to effect registrations upon request under Section 3.1.

                           (b) Priority in Incidental Registrations. If the
managing underwriter of the underwritten offering shall inform the Company by letter of its opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the Requesting Holders in writing, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company as so advised can be sold for its own account, second, to the extent that the number of shares of Common Stock which the Company proposes to sell for its own account pursuant to Section 3.2(a) is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities requested to be included in such registration pursuant to this Section 3.2, allocated pro rata among such Requesting Holders on the basis of the estimated gross proceeds from the sale thereof.



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         4.    Hold-Back Agreements. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 shall, if requested by the managing underwriter or underwriters in an underwritten offering, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 15-day period prior to, and during a period of up to 120 days beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

         5.    Registration Procedures.

               In connection with the Company's obligations under Section 3, the Company shall use all reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

               (a) prepare and file with the SEC, as soon as practicable, a Registration Statement on an appropriate registration form, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and in either case use all reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 3.1(b); provided, however, that before filing a Registration Statement or Prospectus or any amendment or supplement thereto, including information incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed (including, upon request, any and all exhibits thereto), which documents shall be subject to the reasonable and prompt review of such holders and underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of at least 50% of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object;

               (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which shall terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;



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               (c) notify the Selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing promptly, (1) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (2) of any comments of the SEC or any state securities authority with regard to the Registration Statement and of any request by the SEC or any state securities authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (5) in the case of any shelf Registration Statement, if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sale agreement or other similar agreement, relating to the offering cease to be true and correct in all material respects and (6) of the happening of any event or the discovery of any facts that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

               (e) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being offered for sale in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder of Registrable Securities being offered for sale consider should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered for sale, the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement, any amendment (including any post-effective amendment) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);



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               (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request;

               (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (i) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to underwriters;

               (j) upon the occurrence of any event contemplated by clause (6) of paragraph (c) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (k) use all reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or on the Nasdaq National Market, if any, on which the Common Stock is then listed;

               (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of Registrable Securities covered by a Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the holders of at least 50% of the Registrable Securities being sold, addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and

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underwriters; and (3) obtain "comfort" letters and updates thereof from the
Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings;

               (m) make available for inspection by a representative of the holders of at least a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to Registration Statement and any attorney or accountant retained by any selling holder or holders of Registrable Securities or any underwriter, all financial and other records and all pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to be available for discussions with and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or becomes publicly available;

               (n) use all reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as provided in Rule 158 or otherwise, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

               (o) promptly prior to the filing of any document which is to be incorporated by reference into Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter or underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request; and

               (p) otherwise reasonably cooperate with the Selling Holders to carry out the intent of this Agreement.

               The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used by the Company only to the extent necessary for and in connection with, such registration.

               Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(6) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be

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resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Registration Statement in Section 3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(c)(6) to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(j) or the Advice.

         6. Expenses of Registration. All Registration Expenses incurred in connection with any registration commenced in accordance with Section 3 or 4 (even if subsequently terminated or withdrawn) shall be borne by the Company. All Selling Expenses relating to Registrable Shares registered on behalf of any person shall be borne by such person.

         7.       Indemnification.

                  (a) Indemnification by Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus) or any amendment or supplement thereto, including all documents incorporated therein by reference, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus after the Company has furnished such holder with a sufficient number of copies of the same; provided, however, that in the event of an underwritten offering, no holder shall be deemed to have failed to make any such delivery. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

                  (b) Indemnification by Holder of Registrable Securities. In connection with a Registration Statement, each holder of Registrable Securities covered thereby shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus (or any amendment or supplement thereto) and shall indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus or preliminary Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement is contained or omission is required to be in any information so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement (or amendment (including any post-effective amendment) or supplement thereto) or Prospectus (or any amendment or supplement thereto). The liability of any selling holder of Registrable Securities hereunder shall not exceed the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus or Registration Statement (or amendment (including any post-effective amendment) or supplement thereto).

                  (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims or there may exist legal defenses for such person that are materially different from or in addition to those available to the indemnifying party (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement or consent to judgment made without its consent (but if such consent is requested, such consent shall not be unreasonably withheld). No indemnifying party shall be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, after consultation with counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties or there may exist legal defenses for such indemnified party that are materially different from or in addition to those available to the other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party as well as their relative fault, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnified party or the indemnifying party and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that no holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Current Public Information. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15 (d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         9.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 80% of the Registrable Securities; provided, however, that with respect to a particular Registration Statement filed pursuant to Section 3, a waiver or consent to departure from the provisions of this Agreement regarding only such Registration Statement and the offering covered thereby may be given by the holders of not less than 66-2/3% of the Registrable Securities covered by such Registration Statement, except that no such waiver or consent shall operate to affect adversely the rights hereunder of any other holder of Registrable Securities.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or courier guaranteeing overnight delivery:

                      (i) if to a holder of Registrable Securities, at the most
            current address given by such holder to the Company in accordance with the provisions of this Section 9(b); and

                      (ii) if to the Company, initially at 300 Sixth Avenue,
            Pittsburgh, PA 15222, Telecopy: (412) 562-0934, Attention: Chief Executive Officer and General Counsel, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(b).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed in Pennsylvania without regard to principles of conflicts of laws.

                  (f) Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                  (g) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. Upon the Effective Date, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, and cannot be changed or terminated orally; provided, however, that nothing contained in this Agreement shall be deemed to modify the provisions a letter agreement dated as of August 9, 1996, between the Company and the ESOP Trustee, with respect to the disposition of shares of the Company's capital stock held by the ESOP Trustee.

                  (h) Term. This Agreement shall terminate and cease to be of any further force or effect on the earlier of (i) the tenth anniversary of the Effective Date and (i) the first date on which both (A) the total number of shares of Registrable Securities subject to this Agreement is less than 1,750,000 and (B) no Initiating Holder (with the ML Holders being treated as a single Initiating Holder) holds 500,000 or more shares (such numbers in clause
(A) and (B) to be adjusted, as appropriate, by the Company to reflect any stock splits, reverse stock split, stock combinations or the like occurring after the Effective Date); provided, however, that with respect to any particular party to this Agreement, this Agreement shall terminate and cease to be of any further force or effect on the first date which that party ceases to hold any Registrable Securities.

                  (i) Construction. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this Agreement, (ii) "hereof", "herein", "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement, (iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "includes" shall be deemed to be followed by the phrase "without limitation", and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

                  (j) Termination of Stockholders Agreement. Subject to and automatically upon the effectiveness of this Agreement, the Stockholders Agreement dated as of October 26, 1989, as amended, among the Company, the Initiating Holders and the other parties named therein shall terminate and be of no further force or effect, except that the provisions of section 6.1.3 thereof [Demand Registration Expenses], insofar as they relate to the registration of shares of Common Stock in the Company's initial public offering, shall survive such termination.

                  Witness the due execution hereof, as of this date first above written, on behalf of the undersigned thereunto duly authorized.

EDUCATION MANAGEMENT                        MERRILL LYNCH CAPITAL
CORPORATION                                 APPRECIATION PARTNERSHIP
                                            IV, L.P.

By: /s/ FREDERICK W. STEINBERG              By: Merrill Lynch LBO Partners,
    --------------------------                  No. I, L.P.,
                                                General Partner
Title: Vice President, General
       Counsel & Secretary                  By: Merrill Lynch Capital Partners,
                                                Inc.,
                                                General Partner

                                            By: /s/  JAMES V. CARUSO
                                               ------------------------
                                            Title: Vice President
                                                   --------------------

THE NORTHWESTERN MUTUAL                     ML EMPLOYEES
LIFE INSURANCE COMPANY                      LBO PARTNERSHIP NO. I, L.P.

                                            By: ML Employees LBO Managers, Inc.,
                                                General Partner

By: /s/ J. THOMAS CHRISTOFFERSON            By: /s/  JAMES V. CARUSO
    ----------------------------                -----------------------
Title: Vice President                       Title: Vice President
       -------------------------                   --------------------

NATIONAL UNION FIRE INSURANCE               ML IBK POSITIONS, INC.
COMPANY OF PITTSBURGH, PA

By: /s/ DAVID B. PINKERTON                  By: /s/  JAMES V. CARUSO
    ----------------------------                -----------------------
Title: Vice President                       Title: Vice President
       -------------------------                   --------------------


MERRILL LYNCH CAPITAL                       MERRILL LYNCH KECALP L.P. 1986
CORPORATION
                                            By:  KECALP Inc., General Partner

By: /s/ JAMES V. CARUSO                     By: /s/  JAMES V. CARUSO
    ----------------------------                -----------------------

Title: Senior Vice President                Title: Vice President
       -------------------------                   ----------------------

ML OFFSHORE LBO
PARTNERSHIP NO. IV

By: Merrill Lynch LBO Partners,
    No. I, L.P. Investment,
    General Partner

By: Merrill Lynch Capital Partners, Inc.
    General Partners

By: /s/ JAMES V. CARUSO
    ----------------------------
Title: Vice President
      --------------------------

MARINE MIDLAND BANK, not in
its corporate capacity, but solely
in its capacity as trustee, and on
behalf, of the Education Management
Corporation Employee Stock Ownership Trust

By: /s/ STEPHEN HARTMAN
    ---------------------------
Title: Senior Vice President
      --------------------------

ROBERT B. KNUTSON, not in his
individual capacity, but solely
in his capacity as trustee of
the Revocable Trust Agreement
of Robert B. Knutson dated 3/4/93

By: /s/ ROBERT B. KNUTSON
    ----------------------------
Title: Vice President
      --------------------------

/s/ R. MARGARET BARBER                      /s/ C. THOMAS BURKETT
-----------------------------               ----------------------------
R. Margaret Barber                          C. Thomas Burkett

/s/ GARY C. GRYSIAK                         /s/ PATRICK T. DECOURSEY
-----------------------------               ----------------------------
Gary C. Grysiak                             Patrick T. DeCoursey

/s/ RONALD G. GUIDA                         /s/ MIRYAM L. DRUCKER
-----------------------------               -----------------------------
Ronald G. Guida                             Miryam L. Drucker

/s/ DENNIS R. HARKINS                       /s/ ALAN R. FREEDMAN
-----------------------------               -----------------------------
Dennis R. Harkins                           Alan R. Freedman

/s/ MARK C. HODGES                          /s/ JAMES R. GRAFT
-----------------------------               ----------------------------
Mark C. Hodges                              James R. Graft

/s/ ALBERT GREENSTONE                       /s/ STEVE R. GREGG, JR.
-----------------------------               -----------------------------
Albert Greenstone                           Steve R. Gregg, Jr.

/s/ DANIEL J. LAFFERTY                      /s/ ROBERT S. PETERSON
-----------------------------               ----------------------------
Daniel J. Lafferty                          Robert S. Peterson

/S/ ELLIS MATHEWS                           /s/ LESLIE E. PRITCHARD, III
-----------------------------               ----------------------------
Ellis Mathews                               Leslie E. Pritchard, III

/s/ WILLIAM J. MAZUR                        /s/ GEORGE L. PRY
----------------------------                ----------------------------
William J. Mazur                            George L. Pry

/s/ ROBERT T. MCDOWELL                      /s/ SAUNDRA M. VANDYKE
----------------------------                ----------------------------
Robert T. McDowell                          Saundra M. VanDyke

/s/ HARVEY SANFORD
----------------------------
Harvey Sanford
[Option Holder]